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                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Minnesota Life Insurance Company and
Contract Owners of Variable Annuity Account:


We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.



                                                       /s/ KPMG Peat Marwick LLP
                                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 29, 1999